Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of the provision for income taxes are as follows:

Year ended December 31	2013	2014	2015
(in thousands)	EUR	EUR	EUR

Current tax	(52,753)	(130,425)	(116,094)
Deferred tax	44,766	53,430	(45,352)
Provision for income taxes	(7,987)	(76,995)	(161,446)

The Dutch statutory tax rate was 25.0 percent in 2015, 2014 and 2013. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the provision for income taxes is as follows:

Year ended December 31	2013		2014		2015
(in thousands)	EUR	% [1]	EUR	% [1]	EUR	% [1]

Income before income taxes	1,023,477	100.0%	1,273,635	100.0%	1,548,620	100.0%
Income tax provision based on ASML’s domestic rate	(255,869)	25.0%	(318,409)	25.0%	(387,155)	25.0%
Effects of tax rates in foreign jurisdictions	23,459	(2.3)%	(1,580)	0.1%	5,370	(0.3)%
Adjustments in respect of tax exempt income	29,430	(2.9)%	23,899	(1.9)%	31,276	(2.0)%
Adjustments in respect of tax incentives	120,751	(11.7)%	159,728	(12.5)%	205,555	(13.3)%
Adjustments in respect of prior years’ current taxes	5,155	(0.5)%	(6,474)	0.5%	(13,559)	0.9%
Adjustments in respect of prior years’ deferred taxes	16,164	(1.6)%	1,325	(0.1)%	6,001	(0.4)%
Movements in the liability for unrecognized tax benefits	(7,588)	0.7%	(9,669)	0.8%	(10,600)	0.7%
Tax effects in respect of Cymer acquisition related items	67,730	(6.6)%	77,909	(6.1)%	—	—%
Other credits and non-taxable items	(7,219)	0.7%	(3,724)	0.3%	1,666	(0.1)%
Provision for income taxes	(7,987)	0.8%	(76,995)	6.0%	(161,446)	10.4%

1.	As a percentage of income before income taxes.
Income tax provision based on ASML’s domestic rate
The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives are applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. In 2013, compared to prior years, the distribution effect of tax rates in foreign jurisdictions was impacted by a shift in the mix of taxable income across tax jurisdictions as a result of the acquisition of Cymer as per May 30, 2013.
Adjustments in respect of tax exempt income
In certain jurisdictions part of the income generated is tax exempted.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the Dutch "Innovation Box" and the Dutch research and development deduction or "RDA". The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to a preferential tax rate of 5%. The RDA is a tax incentive providing for an additional tax deduction for qualified (non-labor) cost incurred for R&D activities performed in the Netherlands.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years' current taxes for the years 2013, 2014 and 2015 are considered to be limited.
Adjustments in respect of prior years’ deferred taxes
We recognized a tax benefit of EUR 16.2 million or 1.6 percent of income before income taxes in 2013 as result of a partial release of a valuation allowance for the Belgium Notional Income Deduction or "NID" credits or NID stock to the extent we expect future taxable profits to realize these NID credits before expiration of those credits.
Movements in the liability for unrecognized tax benefits
In 2015, similar to prior years 2014 and 2013, the effective tax rate was impacted by limited movements in the liability for unrecognized tax benefits, including effects due to foreign exchange rate differences.
Tax effects in respect of Cymer acquisition related items
In 2014 the tax rate was favorably impacted by settling agreements entered into by ASML Netherlands B.V. and Cymer LLC. The agreements settled in 2014, were originally entered into by ASML Netherlands B.V. and Cymer LLC prior to our acquisition of Cymer in May 2013. The settlement amount was taxed at different tax rates. In 2013 we recognized a gain as a result of the accounting for business combinations Cymer. This gain is not recognized for tax purposes and was, apart from the R&D tax incentives, the major driver for the change in the effective tax rate in 2013.
Other credits and non-taxable items
Other credits and non-taxable items reflect the impact on statutory rates of permanent non-taxable items such as non-deductible taxes, non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of (the reversal of) various tax credits on our provision for income taxes.
Income taxes recognized directly in shareholders’ equity
Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity	2013	2014	2015
(in thousands)	EUR	EUR	EUR
Current tax
OCI (financial instruments)	(759)	2,977	(1,363)
Tax benefit from share-based payments	(3,110)	(3,972)	(3,660)
Total income tax recognized in shareholders’ equity	(3,869)	(995)	(5,023)

Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and total deferred tax position recorded on the Consolidated Balance Sheets are as follows:

As of December 31	2014	2015
(in thousands)	EUR	EUR
Liability for unrecognized tax benefits	(83,738)	(96,458)
Deferred tax position	32,715	(518)
Total deferred tax assets (liabilities)	(51,023)	(96,976)

Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We reserve for uncertain tax positions, which are unsolved, as liability for unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any uncertain tax position when disputed by the tax authorities. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We conclude that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2015, the liability for unrecognized tax benefits amounts to EUR 96.5 million (2014: EUR 83.7 million) which is classified as non-current deferred and other tax liabilities. If recognized, these tax benefits would affect our effective tax rate for approximately the equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2015 amounted to EUR 25.0 million (2014: EUR 24.7 million). Accrued interest and penalties recorded in the Consolidated Statement of Operations of 2015 amounted to a tax charge of EUR 0.2 million (2014: EUR 1.7 million; 2013: EUR 4.1 million).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31	2014	2015
(in thousands)	EUR	EUR

Balance, January 1	(74,069)	(83,738)
Gross increases – tax positions in prior period	(10,185)	(8,145)
Gross decreases – tax positions in prior period	12,743	1,987
Gross increases – tax positions in current period	(12,227)	(10,690)
Lapse of statute of limitations	—	6,248
Effect of changes in exchange rates	—	(2,120)
Total liability for unrecognized tax benefits	(83,738)	(96,458)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by EUR 20.4 million within the next 12 months, mainly as a result of expiration of statute of limitations.
We are subject to tax audits in certain of our major tax jurisdictions, for years from and including 2009 onwards in Korea and for years from and including 2011 onwards in the US. In the course of such audits, local tax authorities may challenge the positions taken by us.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes	January 1, 2015	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2015
(in thousands)	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	14,593	(3,626)	1,658	12,625
R&D credits	43,361	(31,589)	4,634	16,406
Inventories	63,012	8,160	4,355	75,527
Deferred revenue	21,249	12,115	2,056	35,420
Accrued and other liabilities	47,350	(5,391)	5,267	47,226
Installation and warranty reserve	13,670	(4,319)	1,691	11,042
Tax effect carry-forward losses	39,106	(20,215)	2,002	20,893
Property, plant and equipment	6,295	360	516	7,171
Restructuring and impairment	2,283	(680)	258	1,861
Alternative minimum tax credits [1]	5,505	—	625	6,130
Share-based payments	9,365	2,129	1,020	12,514
Other temporary differences	26,398	(7,511)	5,573	24,460
Total deferred tax assets [2]	292,187	(50,567)	29,655	271,275

Deferred tax liabilities:
Intangible fixed assets	(219,141)	18,586	(24,895)	(225,450)
Property, plant and equipment	(29,435)	(8,273)	(2,578)	(40,286)
Borrowing costs	(1,887)	(26)	—	(1,913)
Other temporary differences	(9,009)	5,528	(663)	(4,144)
Total deferred tax liabilities	(259,472)	15,815	(28,136)	(271,793)

Net deferred tax assets (liabilities)	32,715	(34,752)	1,519	(518)

Classified as:
Deferred tax assets – current	159,460			133,131
Deferred tax assets – non-current	28,760			29,012
Deferred tax liabilities – current	(1,928)			(2,379)
Deferred tax liabilities – non-current	(153,577)			(160,282)
Net deferred tax assets (liabilities)	32,715			(518)

1.	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses and other available tax attributes are used.

2.	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2015 amounted to EUR 29.9 million (2014: EUR 25.4 million).

Deferred taxes	January 1, 2014	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2014
(in thousands)	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	20,888	(8,186)	1,891	14,593
R&D credits	11,242	29,496	2,623	43,361
Inventories	46,661	10,639	5,712	63,012
Deferred revenue	16,409	3,061	1,779	21,249
Accrued and other liabilities	45,460	(3,630)	5,520	47,350
Installation and warranty reserve	6,702	5,821	1,147	13,670
Tax effect carry-forward losses	67,282	(33,465)	5,289	39,106
Property, plant and equipment	11,785	(6,102)	612	6,295
Restructuring and impairment	3,361	(1,442)	364	2,283
Alternative minimum tax credits [1]	6,342	(1,467)	630	5,505
Share-based payments	16,151	(9,203)	2,417	9,365
Other temporary differences	11,661	14,099	638	26,398
Total deferred tax assets [2]	263,944	(379)	28,622	292,187

Deferred tax liabilities:
Intangible fixed assets	(261,905)	68,719	(25,955)	(219,141)
Property, plant and equipment	(17,592)	(9,232)	(2,611)	(29,435)
Borrowing costs	(1,823)	(64)	—	(1,887)
Other temporary differences	(12,800)	4,055	(264)	(9,009)
Total deferred tax liabilities	(294,120)	63,478	(28,830)	(259,472)

Net deferred tax assets (liabilities)	(30,176)	63,099	(208)	32,715

Classified as:
Deferred tax assets – current	124,431			159,460
Deferred tax assets – non-current	139,513			28,760
Deferred tax liabilities – current	(3,494)			(1,928)
Deferred tax liabilities – non-current	(290,626)			(153,577)
Net deferred tax assets (liabilities)	(30,176)			32,715

1.	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses are used.

2.	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2014 amounted to EUR 25.4 million (2013: EUR 25.0 million)
Tax effect carry-forward losses
Deferred tax assets from carry-forward losses recognized as per December 31, 2015 result predominantly from net operating loss carry-forwards incurred relating to NID stock in Belgium and various qualifying state tax losses in the US.
NID stock in Belgium can generally be offset against future profits realized in the 7 years following the year in which the NID stock occurs. The total amount of NID stock is EUR 32.0 million (2014: EUR 37.5 million) taxable base and EUR 10.9 million (2014: EUR 12.7 million) tax effect.
Qualifying net operating losses, under US federal tax laws incurred by US group companies can in general be offset against future profits realized in 20 years following the year in which the losses are incurred. As of December 31, 2015 we fully utilized the amount of losses carried forward under US federal tax laws (2014: EUR 44.6 million tax basis; EUR 15.6 million tax effect). The total amount of losses carried forward under US state tax laws as of December 31, 2015, is EUR 90.4 million (2014: EUR 77.7 million) tax basis or EUR 4.3 million (2014: EUR 3.7 million) tax effect. Our ability to use US state tax loss carry forwards in existence at December 31, 2015, is subject to varying state statutes (providing for periods of between 5 and 20 years)